UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2004

MedQuist Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ		08054
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 206-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

A. Fred Ruttenberg, a member of the Board of Directors (the “Board”) of MedQuist Inc., has resigned from the Board effective December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDQUIST INC.

Date: January 4, 2005	By: /s/ Howard S. Hoffmann
	Name:	Howard S. Hoffmann
	Title:	Chief Executive Officer